Exhibit 10.3
EQUIPMENTSHARE.COM INC
SECOND AMENDMENT TO
AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT
THIS SECOND AMENDMENT TO THE AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT (this “Amendment”) is entered into as of September 12, 2025 by and among EquipmentShare.com Inc, a Texas corporation (the “Company”) and each of the Investors listed on the signature pages hereto (the “Investors”). All capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Amended and Restated Investors’ Rights Agreement, dated as of June 1, 2023, by and among the Company, the Investors (as defined therein) and the Key Holders (as amended, the “Investors’ Rights Agreement”).
RECITALS
WHEREAS, Section 6.6 of the Investors’ Rights Agreement provides that certain provisions of the Investors’ Rights Agreement may be amended by a written consent of the Company and holders of at least sixty five percent (65%) of the Voting Common Stock issuable or issued upon the conversion of the Series A-1 Preferred Stock, Series B-1 Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock and Perpetual Preferred then outstanding (voting together as a single class on an as-converted basis, except that the Perpetual Preferred will vote together with such shares on a preferred stock basis only based on the Perpetual Preferred Collective Voting Power (as defined in the Restated Certificate)) (the “Required Preferred Stockholders”);
WHEREAS, the Company is contemplating an initial public offering of shares of the Company’s common stock, par value $0.00000125 per share (the “IPO”);
WHEREAS, in connection with the IPO, the parties hereto desire to broaden the corresponding registration rights in the Investors’ Rights Agreement; and
WHEREAS, the Investors represent the Required Preferred Stockholders as of the date hereof.
AGREEMENT
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
1.AMENDMENT OF INVESTORS’ RIGHTS AGREEMENT.
1.1Section 2.11 of the Investors’ Rights Agreement is hereby amended and restated to read, in its entirety, as follows:
“Market Stand-off” Agreement. Each Holder hereby agrees that it will not, without the prior written consent of the managing underwriter, during the period commencing on the date of the final prospectus relating to the registration of any shares of Common Stock or any other equity securities of the Company under the Securities Act (other than pursuant to a registration statement on Form S-4 or Form S-8 or any similar or successor form) (such offering, the “Public Offering”) and ending on the date specified by the Company and the managing underwriter (such period not to exceed one hundred eighty (180) days in the case of the IPO, or such other period as may be requested by the Company or an underwriter in the case of any other offering not to exceed ninety (90) days, (i) lend; offer; pledge; sell; contract to sell; sell any option or contract to purchase; purchase any option or contract to sell; grant any option, right, or warrant to purchase; or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable (directly or indirectly) for Common Stock held immediately before the effective date of the registration statement for such offering or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or other securities, in cash, or otherwise. The foregoing provisions of this Subsection 2.11 shall not apply to the sale of any shares as part of the applicable Public Offering or the transfer of any shares to any trust for the direct or indirect benefit of the Holder or the immediate family of the Holder, provided that the trustee of the trust agrees to be bound in writing by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, and shall be applicable to the Holders only if all officers and directors are subject to the same restrictions and, in the case of the IPO, the Company uses commercially reasonable efforts to obtain a similar agreement from all stockholders individually owning more than one percent (1%) of the Company’s outstanding Common Stock (after giving effect to conversion into Common Stock of all outstanding Preferred Stock). The underwriters in connection with such registration are intended third-party beneficiaries of this Subsection 2.11 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto. Each Holder further agrees to execute such agreements as may be reasonably requested by the underwriters in connection with such registration that are consistent with this Subsection 2.11 or that are necessary to give further effect thereto. Any discretionary waiver or termination of the restrictions of any or all of such agreements by the Company or the underwriters shall apply first to Preferred Stock and then second, to the Common Stock, pro rata based on the number of such shares of stock outstanding and based on the number of shares subject to such agreements.”
1.2Section 2.13(b) of the Investors’ Rights Agreement is hereby amended and restated to read, in its entirety, as follows:
“(b) the later of (i) the date after completion of the IPO and (ii) such time as Rule 144 or another similar exemption under the Securities Act is available for the sale of all of such Holder’s shares without limitation during a three-month period without registration (it being understood that Section 2.11 shall apply to any Holder that is a Holder of Registrable Securities on the date of the IPO even if the registration rights terminate thereafter); and”
2.MISCELLANEOUS PROVISIONS.
2.1Effect of Amendment. All references to the Investors’ Rights Agreement (whether in the Investors’ Rights Agreement or in any other agreements, documents or instruments) shall be deemed to be references to the Investors’ Rights Agreement as amended by this Amendment.
2.2Governing Law. This Amendment is governed by the internal laws of the State of Texas, regardless of the laws that might otherwise govern under applicable principles of choice of law.
2.3Severability. Each provision of this Amendment shall be considered severable and if for any reason any provision or provisions herein are determined to be invalid, unenforceable or illegal under any existing or future law, such invalidity, unenforceability or illegality shall not impair the operation of or affect those portions of this Amendment which are valid, enforceable and legal.
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2.4Counterparts; Facsimile or Electronic Signature. This Amendment may be executed and delivered by facsimile or electronic signature and in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.
2.5Titles and Subtitles. The titles and subtitles used in this Amendment are used for convenience only and are not to be considered in construing or interpreting this Amendment.
[Signature Pages Follow]
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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

COMPANY

EQUIPMENTSHARE.COM INC

By:	/s/ Jabbok Schlacks
Name: Jabbok Schlacks
Title: CEO

[Signature Page to First Amendment to Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

ANCHORAGE CREDIT OPPORTUNITIES MASTER FUND IX (A), L.P.
By: Anchorage Opportunities Advisor, its investment manager

By:	/s/ Robert Dunleavy
Name: Robert Dunleavy
Title: Chief Operating Officer

[Signature Page to First Amendment to Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

ANCHORAGE ILLIQUID OPPORTUNITIES OFFSHORE MASTER V, L.P.
By: Anchorage Capital Group, L.L.C., its investment manager

By:	/s/ Robert Dunleavy
Name: Robert Dunleavy
Title: Chief Operating Officer

ANCHORAGE ILLIQUID OPPORTUNITIES MASTER VI (A), L.P.
By: Anchorage Capital Group, L.L.C., its investment manager

By:	/s/ Robert Dunleavy
Name: Robert Dunleavy
Title: Chief Operating Officer
[Signature Page to First Amendment to Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

INVESTORS:

8090 ES LLC

By:	/s/ Kerem Ozmen
Name: Kerem Ozmen
Title: Manager

8090 INDUSTRIES LLC

By:	/s/ Kerem Ozmen
Name: Kerem Ozmen
Title: Manager

[Signature Page to First Amendment to Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

BDT EVEREST HOLDINGS, LLC
By: BDTCP GP 3-A, L.P., its Managing Member
By: BDTCP GP 3-A, Co., its General Partner

By:	/s/ Mary Ann Todd
Name: Mary Ann Todd
Title: General Counsel & Secretary
[Signature Page to First Amendment to Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

EQS HERITAGE HOLDINGS LLC

By:	/s/ William J. Schlacks IV
Name: William J. Schlacks IV
Title: Member
[Signature Page to First Amendment to Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

EQS LEGACY HOLDINGS LLC

By:	/s/ William J. Schlacks IV
Name: William J. Schlacks IV
Title: Member
[Signature Page to First Amendment to Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

INSIGHT VENTURE PARTNERS IX, L.P.
By: Insight Venture Associates IX, L.P., its general partner
By: Insight Venture Associates IX, Ltd., its general partner

By:	/s/ John Weinstein
Name: John Weinstein
Title: Authorized Officer

INSIGHT VENTURE PARTNERS (CAYMAN) IX, L.P.
By: Insight Venture Associates IX, L.P., its general partner
By: Insight Venture Associates IX, Ltd., its general partner

By:	/s/ John Weinstein
Name: John Weinstein
Title: Authorized Officer

INSIGHT VENTURE PARTNERS (DELAWARE) IX, L.P.
By: Insight Venture Associates IX, L.P., its general partner
By: Insight Venture Associates IX, Ltd., its general partner

By:	/s/ John Weinstein
Name: John Weinstein
Title: Authorized Officer

[Signature Page to First Amendment to Investors’ Rights Agreement]

INSIGHT VENTURE PARTNERS IX (CO-INVESTORS), L.P.
By: Insight Venture Associates IX, L.P., its general partner
By: Insight Venture Associates IX, Ltd., its general partner

By:	/s/ John Weinstein
Name: John Weinstein
Title: Authorized Officer
[Signature Page to First Amendment to Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

JABBOK SCHLACKS

By:	/s/ Jabbok Schlacks

WILLIAM JOHN SCHLACKS IV

By:	/s/ William J. Schlacks IV
[Signature Page to First Amendment to Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

RB ES LP
By: RedBird Series 2019 GenPar LLC, its general partner

By:	/s/ Taylor Elliott
Name: Taylor Elliott
Title: Authorized Person
[Signature Page to First Amendment to Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

SOUND VENTURES, LLC

By:	/s/ Effie Epstein
Name: Effie Epstein
Title: Managing Director

SOUND VENTURES CO-INVESTMENT ES LLC
By: Sound Ventures Co-Investment ES Manager LLC

By:	/s/ Effie Epstein
Name: Effie Epstein
Title: Managing Director
[Signature Page to First Amendment to Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

TIGER GLOBAL PIP 14 LLC

By:	/s/ Rick Fortunato
Name: Rick Fortunato
Title: Manager
[Signature Page to First Amendment to Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

TRU ARROW TECHNOLOGY PARTNERS I, LP

By:	/s/ Glenn Fuhrman
Name: Glenn Fuhrman
Title: Managing Member
[Signature Page to First Amendment to Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

Y COMBINATOR CONTINUITY HOLDINGS I, LLC

By:	/s/ Jonathan Levy
Name: Jonathan Levy
Title: Authorized Signatory

YCVC FUND I, LP
By: YCVC Fund GP, LLC, its General Partner

By:	/s/ Jonathan Levy
Name: Jonathan Levy
Title: Authorized Signatory

Y COMBINATOR INVESTMENTS, LLC SERIES W15
By: Y Combinator Management, LLC, its Managing Member

By:	/s/ Jonathan Levy
Name: Jonathan Levy

[Signature Page to First Amendment to Investors’ Rights Agreement]